PROXY CARD
                                __________


SYNCOR INTERNATIONAL CORPORATION
20001 Prairie Street
Chatsworth, California 91311


THIS PROXY IS SOLICITED BY THE BOARD
OF DIRECTORS FOR THE ANNUAL MEETING
OF STOCKHOLDERS ON JUNE 20, 1995.          The undersigned hereby appoints
                                           Monty Fu and Gene R. McGrevin, and
                                           each of them, Proxies for the
The Meeting will be held at the            undersigned to vote all the stock of
Warner Center Marriott Hotel,              Syncor International Corporation
21850 Oxnard Street,                       owned by the undersigned at the
Woodland Hills, California 91367           Annual Meeting of its Stockholders
and will begin at                          to be held on June 20, 1995, and at
1:00 p.m., local time.                     any adjournment(s) thereof, for the
                                           election of three of the nine
                                           Directors, and any other matters
                                           which may properly come before the
                                           meeting, as indicated on this card
                                           and as set forth in the Proxy
                                           Statement, subject to any
                                           directions indicated on this card.

                                           IF NO DIRECTIONS ARE GIVEN, THE
                                           ________________________________
                                           PROXIES INTEND TO VOTE THE SHARE
                                           _________________________________
                                           REPRESENTED BY THIS PROXY AS
                                           ______________________________
                                           RECOMMENDED BY THE DIRECTORS ON
                                           ________________________________
                                           THE MATTERS DESCRIBED ON THE
                                           _____________________________
                                           REVERSE SIDE.
                                           ______________

                                           THIS PROXY REVOKES ALL PROXIES
                                           _______________________________
                                           PREVIOUSLY GRANTED BY THE
                                           ___________________________
                                           UNDERSIGNED FOR ANY PURPOSE.
                                           _____________________________

                                           If you do not sign and return a
                                           Proxy, or attend the Meeting, your
                                           shares cannot be voted.

                                           (Please date and sign on reverse
                                           side.)


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SYNCOR International Corporation's
Directors recommend a vote "FOR" the
nominees and the proposals.  SHARES
WILL BE SO VOTED UNLESS OTHERWISE
INDICATED.

1.   ELECTION OF DIRECTORS   /   / FOR all nominees  /   / WITHHOLD AUTHORITY
                             ____                    ____
                                   listed below            to vote for all
                                   (except as marked       nominees listed
                                   to the contrary         below
                                   below)

     Gene R. McGrevin, Gorge S. Oki and Robert G. Funari for the three-year term expiring in 1998.

     (INSTRUCTION: To withhold authority to vote for any individual nominee listed above, write that nominee's name in the space provided below.)
     ______________________________________________________________________

2.   APPROVAL OF AMENDMENT OF
     BY-LAWS TO CHANGE THE
     ANNUAL MEETING DATE                _____       _____         _____
     AND RELATED MATTERS               /    / FOR /    / AGAINST /    / ABSTAIN
                                       _____       _____         _____

3.   APPROVAL OF AMENDMENT OF
     BY-LAWS AFFECTING THE
     NOMINATIONS OF DIRECTORS           _____      _____          _____
     AND RELATED MATTERS               /    / FOR /    / AGAINST /    / ABSTAIN
                                       _____      _____          _____

4.   APPROVAL OF AMENDMENT OF BY-LAWS
     AFFECTING THE INDEMNIFICATION
     OF DIRECTORS AND OFFICERS          _____      _____          _____
     AND RELATED MATTERS               /    / FOR /    / AGAINST /    / ABSTAIN
                                       _____      _____          _____

5.   APPROVAL OF AMENDMENT OF BY-LAWS
     CLARIFYING THE VOTE REQUIRED TO   _____      _____          _____
     AMEND THE BY-LAWS                /    / FOR /    / AGAINST /    / ABSTAIN
                                      _____       _____         _____

6. If any other matters are properly brought before the Meeting, or any adjournment(s) thereof, the persons named on the reverse side as Proxies or their substitutes are authorized to vote in accordance with their best judgment.

     SIGN HERE AS NAME(S) APPEAR IN PRINT

     X_______________________________  DATE:_________________________, 1995

     X_______________________________  DATE:_________________________, 1995

Please sign and date this Proxy and return it promptly. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. Joint owners should both sign.

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